EXHIBIT 10.16

                             FIRST AMENDMENT TO
                              CREDIT AGREEMENT

     FIRST AMENDMENT dated as of September 23 , 1996 (this "Amendment") to CREDIT AGREEMENT dated as of September 6, 1995 (as amended or otherwise modified to the date hereof, the "Credit Agreement") among CSC ENTERPRISES, a Delaware general partnership, COMPUTER SCIENCES CORPORATION, a Delaware corporation, the financial institutions party thereto (the "Lenders") and CITICORP USA, INC. as Agent for the Lenders (the "Agent").

     PRELIMINARY STATEMENTS. The parties hereto wish to modify the Credit Agreement in certain respects as hereinafter set forth. Terms defined in the Credit Agreement are used in this Amendment as defined in the Credit Agreement and, except as otherwise indicated, all references to Sections refer to the corresponding Sections of the Credit Agreement.

     The parties hereto therefore agree as follows:

     SECTION 1.  Amendments to Credit Agreement.
                 ------------------------------
     Effective as of the Amendment Effective Date (as defined in Section 2 hereof) and subject to the satisfaction of the condition precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

     a.  The definition of "Daily Margin" in Section 1.01 is deleted and
                            ------------
restated in its entirety as follows:

     "Daily Margin" means, for any date of determination, the interest rate
      ------------
per annum set forth in the table below that corresponds to (i) the Level applicable to such date of determination and (ii) the Utilization Ratio applicable to such date of determination:

               Daily Margin when            Daily Margin when
               Utilization Ratio            Utilization Ratio
               is less than                 is greater than or
               0.50:1.00                    equal to 0.50:1.00
               -----------------            ------------------
Level 1        0.12%                        0.17%

Level 2        0.13%                        0.18%

Level 3        0.17%                        0.22%

Level 4        0.20%                        0.25%

Level 5        0.25%                        0.30%

     For purposes of this definition, (a) "Utilization Ratio" means, as of any
                                           -----------------
date of determination, the ratio of (1) the aggregate outstanding principal amount of all Advances as of such date to (2) the aggregate amount of all Commitments in effect as of such date (whether used or unused and without giving effect to any B Reduction), (b) if any change in the Rating established by S&P or Moody's shall result in a change in the Level, the change in the Daily Margin shall be effective as of the date on which such rating change is publicly announced (in the case of a public rating) or is disclosed to the Corporation (in the case of a private rating), (c) if Ratings are unavailable from both S&P and Moody's for any reason for any day, then the applicable Level for such day shall be deemed to be Level 5 (or, if the Majority Lenders consent in writing, such other Level as may be reasonably determined by the Majority Lenders from a rating with respect to Long-Term Debt or the Corporation for such day established by another rating agency reasonably acceptable to the Majority Lenders) and (d) if a Rating is not available from S&P or Moody's

(but not both) for any reason for any day, then the applicable Level shall be set by reference to the Rating of S&P or Moody's that is available for such day.

     b.  Section 2.04 is deleted and restated in its entirety as follows:

     SECTION 2.04.  Facility Fees.
                    -------------
     The Borrowers jointly and severally agree to pay to the Agent for the account of each Lender a facility fee on the amount of such Lender's Commitment (or if no Commitment is in effect, Advances), whether used or unused and without giving effect to any CP Reduction or B Reduction, from the date hereof in the case of each Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date of such Lender, payable in arrears on the last day of each March, June, September and December during the term of such Lender's Commitment, commencing September 30, 1995, and on the Termination Date of such Lender, in an amount equal to the product of (i) the average daily amount of such Lender's Commitment (whether used or unused and without giving effect to any B Reduction or CP Reduction) in effect during the period for which such payment that is to be made times (ii) the weighted average rate per annum that is derived from the following rates: (a) a rate of 0.07% per annum with respect to each day during such period that the higher of the Ratings was Level 1, (b) a rate of 0.09% per annum with respect to each day during such period that the higher of such Ratings was Level 2, (c) a rate of 0.10% per annum with respect to each day during such period that the higher of such Ratings was Level 3, (d) a rate of 0.125% per annum with respect to each day during such period that the higher of such Ratings was Level 4 and
(e) a rate of 0.15% per annum with respect to each day during such period to which Level 5 applies. If any change in the Rating shall result in a change in the Level, the change in the facility fee shall be effective as of the date on which such rating change is publicly announced (in the case of a public rating) or is disclosed to the Corporation (in the case of a private rating). If Ratings are unavailable from both S&P or Moody's for any reason for any day, then the applicable Level for purposes of calculating the facility fee for such day shall be deemed to be Level 5 (or, if the Majority Lenders consent in writing, such other Level as may be reasonably determined by the Majority Lenders from a rating with respect to Long-Term Debt or the Corporation for such day established by another rating agency reasonably acceptable to the Majority Lenders). If no Rating is available from S&P or Moody's (but not both) for any reason for any day, then the applicable Level shall be set by reference to the Rating of S&P or Moody's that is available for such day.

     SECTION 2.  Condition to Effectiveness.
                 --------------------------
This Amendment shall be effective as of the date hereof (the "Amendment Effective Date"), subject to the satisfaction of the condition precedent that the Agent shall have received counterparts of this Amendment executed by the Borrowers and each Lender or, as to any Lender, advice satisfactory to the Agent that such Lender has executed a counterpart of this Amendment.

     SECTION 3.  Representations and Warranties.
                 ------------------------------
Each Borrower represents and warrants as follows: (a) the execution, delivery by such Borrower of this Amendment, and the performance by such Borrower of the Credit Agreement as hereby amended, are within such Borrower's corporate or partnership powers (as the case may be), have been duly authorized by all necessary corporate or partnership action (as the case may be) and do not contravene such Borrower's charter, by-laws or partnership agreement (as the case may be), any law, regulation or order binding on or affecting such Borrower or the terms of any indenture, loan or credit agreement or other agreement or instrument by which such Borrower is bound or to which such Borrower is a party; (b) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution or delivery by such Borrower of this Amendment or the performance by such Borrower of the Credit Agreement as hereby amended;
(d) each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its respective terms; (e) all representations and warranties of such Borrower contained in Article IV of the Credit Agreement are true and correct, as if repeated and restated in full herein; and (f) no Event of Default or Potential Event of Default has occurred and is continuing, or will occur and be continuing after giving effect to this Amendment.

     SECTION 4.  Reference to and Effect on the Credit Agreement.
                 -----------------------------------------------
On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended or waived herein, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 5.  Execution in Counterparts.
                 -------------------------
This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.

     SECTION 6.  Governing Law.
                 -------------
This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  COMPUTER SCIENCES CORPORATION, a Nevada
                                  corporation, as Borrower and as Guarantor

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  CSC ENTERPRISES, a Delaware general
                                  partnership, as Borrower

                                  By CSC ENTERPRISES, INC.,
                                  its Managing Partner

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  CITICORP USA, INC.

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  THE CHASE MANHATTAN BANK, N.A.

                                  By /s/ Authorized Signatory
                                     -------------------------------


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                                  MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  BANK BRUSSELS LAMBERT
                                  New York Branch

                                  By /s/ Authorized Signatory
                                     -------------------------------

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  THE BANK OF NEW YORK

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  MELLON BANK, N.A.

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  NATIONAL WESTMINSTER BANK PLC
                                  Los Angeles Overseas Branch

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  NATIONSBANK OF TEXAS, N.A.

                                  By /s/ Authorized Signatory
                                     -------------------------------


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                                  ABN AMRO BANK N.V.
                                  Los Angeles International Branch

                                  By /s/ Authorized Signatory
                                     -------------------------------

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  THE BANK OF NOVA SCOTIA

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  CORESTATES BANK, N.A.

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  WELLS FARGO BANK

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  SOCIETE GENERALE

                                  By /s/ Authorized Signatory
                                     -------------------------------


                                  DEUTSCHE BANK

                                  By /s/ Authorized Signatory
                                     -------------------------------